GOLDMAN SACHS TRUST

GOLDMAN SACHS EMERGING

MARKETS DEBT FUND

Class A and Institutional Shares

Supplement Dated July 26, 2005 to the

Prospectuses Dated February 25, 2005

Classification as Non-Diversified Company

The Board of Trustees of Goldman Sachs Trust has unanimously approved the recommendation of the Emerging Markets Debt Fund’s (the “Fund”) investment adviser to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company. The Board of Trustees has also unanimously recommended that the proposed change be approved by the Fund’s shareholders. The proposal to change the Fund’s sub-classification from a diversified company to a non-diversified company will be submitted to the vote of shareholders of the Fund in September 2005. A proxy statement with respect to the proposal will be mailed to record date shareholders in advance of the meeting. As described in the Prospectus under “Principal Risks of the Funds,” a non-diversified company may present greater investment risk than a diversified company.

Redemption Fee — Class A and Institutional Shares

The information under “Fund Fees and Expenses” and “What Do I Need To Know About Redemption Fees?” is modified to state that, effective May 24, 2004, the Goldman Sachs Emerging Markets Debt Fund charges a 2% redemption fee on the redemption of Class A Shares and Institutional Shares (including by exchange) held for 30 calendar days or less on the terms stated in those sections.

EMDSTCK 7-05 534380